                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                   July 31, 1995
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                      0-10503                    94-2738844
- --------------------------------------------------------------------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                     File No.)               Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX               75231
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700




                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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
ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends a Form 8-K Current Report dated July 31, 1995 and filed August 16, 1995 by Continental Mortgage and Equity Trust (the "Trust") and provides required financial statements that were not available at the date of the original filing.

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1994 and the six months ended June 30, 1995. A pro forma balance sheet as of June 30, 1995 is also presented.

A summary of the pro forma transactions follows:

In July 1995, the Trust purchased McCallum Glen Apartments, a 275 unit apartment complex in Dallas, Texas for $6.0 million, exclusive of commissions and closing costs. The Trust paid $1.8 million in cash and obtained mortgage financing of $4.2 million. The mortgage bears interest at a variable rate, currently 8.6% per annum, requires monthly payments of principal and interest of $34,000 and matures in August 2002. The $6.0 million purchase price of McCallum Glen Apartments is approximately 3.3% of the Trust's consolidated assets at December 31, 1994. Although not a significant acquisition in itself, when aggregated with the other acquisitions completed by the Trust prior to July 1995, as described below, such acquisitions constitute a significant acquisition.

In addition to the McCallum Glen Apartments acquisition discussed above, the Trust purchased one other apartment complex and two commercial properties in 1995. The properties, located in Virginia, Texas and Florida, were purchased for a total of $20.0 million in separate transactions from unaffiliated sellers, and represent approximately 10.9% of the Trust's consolidated assets at December 31, 1994. The Trust paid a total of $3.3 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 6.0% to 9.9% and mature from 1997 to 2001.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.


(b)  Financial statements of property acquired:


Exhibit
Number                             Description
- -------    -----------------------------------------------------------------
 99.0      McCallum Glen Apartments Audited Statement of Operations for the
           year ended December 31, 1994.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1995


                                                                              McCallum Glen
                                                           Actual             Apartments(1)          Pro forma
                                                       ---------------        -------------        --------------
                                                                       (dollars in thousands)
              Assets
              ------

Notes and interest receivable
   Performing.......................                   $         4,317        $         -          $        4,317
   Nonperforming, nonaccruing.......                             4,603                  -                   4,603
                                                       ---------------        -------------        --------------
                                                                 8,920                  -                   8,920
Real estate held for sale, net of
   accumulated depreciation.........                            25,407                  -                  25,407

Less - allowance for estimated
   losses...........................                            (9,207)                 -                  (9,207)
                                                       ---------------        -------------        --------------
                                                                25,120                  -                  25,120
Real estate held for investment,
   net of accumulated depreciation..                           144,312                5,938               150,250
Investments in marketable equity
   securities of affiliates, at
   market...........................                             4,396                  -                   4,396
Investments in partnerships.........                            13,472                  -                  13,472
Cash and cash equivalents...........                             6,567               (1,788)                4,779
Other assets........................                             6,848                  -                   6,848
                                                       ---------------        -------------        --------------
                                                       $       200,715        $       4,150        $      204,865
                                                       ===============        =============        ==============

Liabilities and Shareholders' Equity
- ------------------------------------

Liabilities
Notes and interest payable..........                   $       118,059        $       4,150        $      122,209
Other liabilities...................                             5,435                  -                   5,435
                                                       ---------------        -------------        --------------
                                                               123,494                4,150               127,644
Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no
   par value; authorized shares,
   unlimited; issued and outstanding,
   2,918,109 shares.................                             8,766                  -                   8,766
Paid-in capital.....................                           260,060                  -                 260,060
Accumulated distributions in excess
   of accumulated earnings..........                          (194,277)                 -                (194,277)
Net unrealizable gains on
   marketable equity securities.....                             2,672                  -                   2,672
                                                       ---------------        -------------        --------------
                                                                77,221                  -                  77,221
                                                       ---------------        -------------        --------------
                                                       $       200,715        $       4,150        $      204,865
                                                       ===============        =============        ==============

- --------------------
(1) Assumes acquisition of McCallum Glen Apartments by the Trust on January 1, 1995. The effects of all other 1995 property purchases, foreclosures and sales are included in the June 30, 1995 actual balances.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1995



                                                        McCallum Glen             Other Property
                                     Actual             Apartments(1)             Acquisitions(1)                Pro forma
                                  -------------        ---------------            ---------------             ---------------
                                                               (dollars in thousands)
Income
 Rentals......................    $      17,706        $           623            $          622              $        18,951
 Interest.....................              404                    -                         -                            404
 Equity in income of
   partnerships...............              185                    -                         -                            185
                                  -------------        ---------------            --------------              ---------------

                                         18,295                    623                       622                       19,540

Expenses
 Property operations..........           10,560                    338                       302                       11,200
 Interest.....................            4,517                    181                       347                        5,045
 Depreciation.................            2,030                     63                        75                        2,168
 Advisory fee to affiliate....              745                    -                         -                            745
 General and administrative...              629                    -                         -                            629
 Provision for losses.........              541                    -                         -                            541
                                  -------------        ---------------            --------------              ---------------

                                         19,022                    582                       724                       20,328

Net income (loss).............    $        (727)       $            41            $         (102)             $          (788)
                                  =============        ===============            ==============              ===============


Earnings per share
 Net (loss)...................    $        (.25)                                                              $          (.27)
                                  =============                                                               ===============


Shares of beneficial interest
 outstanding..................        2,918,118                                                                     2,918,118
                                  =============                                                               ===============


- --------------------
(1) Assumes acquisition by the Trust on January 1, 1994.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994


                                                          McCallum Glen             Other Property
                                       Actual             Apartments(1)             Acquisition(1)                 Pro forma
                                    -------------        ---------------            --------------              ---------------
                                                                    (dollars in thousands)
Income
 Rentals......................      $      27,042        $         1,245            $        2,772              $        31,059
 Interest.....................              2,699                    -                         -                          2,699
 Other........................               (479)                   -                         -                           (479)
                                    -------------        ---------------            --------------              ---------------
                                           29,262                  1,245                     2,772                       33,279

Expenses
 Property operations..........             16,888                    676                     1,032                       18,596
 Interest.....................              7,711                    362                     1,260                        9,333
 Depreciation.................              3,214                    126                       444                        3,784
 Advisory fee to affiliate....              1,326                    -                         -                          1,326
 General and administrative...              1,235                    -                         -                          1,235
 Provision for losses.........              1,429                    -                         -                          1,429
                                    -------------        ---------------            --------------              ---------------
                                           31,803                  1,164                     2,736                       35,703

Income (loss) before gain on
 sale of real estate..........             (2,541)                    81                        36                       (2,424)
Gain on sale of real estate...              1,708                    -                         -                          1,708
                                    -------------        ---------------            --------------              ---------------
Net income (loss).............      $        (833)       $            81            $           36              $          (716)
                                    =============        ===============            ==============              ===============


Earnings per share
 (Loss) before gain on sale of
   real estate................      $        (.87)                                                              $          (.83)
 Gain on sale of real estate..                .58                                                                           .58
                                    -------------                                                               ---------------
 Net (loss)...................      $        (.29)                                                              $          (.25)
                                    =============                                                               ===============


Shares of beneficial interest
 outstanding..................          2,919,815                                                                     2,919,815
                                    =============                                                               ===============

- --------------------

(1) Assumes acquisition by the Trust on January 1, 1994.





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
                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        CONTINENTAL MORTGAGE AND
                                        EQUITY TRUST





Date:   September 7, 1995               By:     /s/ Thomas A. Holland
     -----------------------               ---------------------------------
                                            Thomas A. Holland
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                          CURRENT REPORT ON FORM 8-K/A

                            Dated December 22, 1994





Exhibit                                                                 Page
Number                         Description                             Number
- -------         -----------------------------------------              ------
99.0            McCallum Glen Apartments Audited                         8
                Statement of Operations for the year ended
                December 31, 1994.





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